UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2003

GREENE COUNTY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	0-14289 (Commission File Number)	62-1222567 (I.R.S. Employer Identification No.)

100 North Main Street, Greeneville, Tennessee  37743-4992

(Address of principal executive offices)

(423) 639-5111

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition (provided under “Item 9. Regulation FD Disclosure”).

The information required by Item 12 is being provided under Item 9 pursuant to Securities and Exchange Commission (“SEC”) interim filing guidance provided in SEC press release No. 2003-41.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 16, 2003, Greene County Bancshares, Inc., issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of April 16, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCSHARES, INC.

Date: April 17, 2003	By:	/s/ R. Stan Puckett
R. Stan Puckett
Chairman of the Board and Chief Executive Officer
(Duly Authorized Representative)